EXHIBIT 99.4

                Computational Materials and/or ABS Term Sheet.

                                              CWHL-0511-TermSheet-v1 -- 5A2

Banc of America Securities

Balance      $13,385,000.00   Delay           0            Index           LIBOR_1MO | 2.59   WAC(5) 4.282640769    WAM(5)    358
Coupon       2.98000          Dated           02/28/2005   Mult / Margin   1 / .39            NET(5) 3.898641       WALA(5)   2
Settle       02/28/2005       First Payment   03/25/2005   Cap / Floor     11.5 / .39


   Price            10 CPR, Calls    15 CPR, Calls     20 CPR, Calls    25 CPR, Calls    30 CPR, Calls     35 CPR, Calls
                       (Y,Y,Y)          (Y,Y,Y)           (Y,Y,Y)          (Y,Y,Y)          (Y,Y,Y)           (Y,Y,Y)
         99-29.00            3.014             3.019            3.026            3.033             3.041            3.049
         99-29.00               40                41               42               42                43               44
         99-30.00            3.009             3.012            3.017            3.021             3.027            3.032
         99-30.00               40                40               41               41                42               42
         99-31.00            3.004             3.005            3.008            3.010             3.013            3.015
         99-31.00               39                40               40               40                40               41
        100-00.00            2.999             2.999            2.999            2.999             2.999            2.999
        100-00.00               39                39               39               39                39               39
        100-01.00            2.994             2.992            2.989            2.987             2.984            2.982
        100-01.00               39                38               38               38                38               37
        100-02.00            2.989             2.985            2.980            2.976             2.970            2.965
        100-02.00               38                38               37               37                36               36
        100-03.00            2.984             2.978            2.971            2.964             2.956            2.948
        100-03.00               38                37               36               36                35               34

              WAL            7.390             5.084            3.766            2.930             2.358            1.945
         Mod Durn            6.255             4.505            3.438            2.728             2.226            1.855
 Principal Window    Mar05 - Sep22     Mar05 - Dec17    Mar05 - Nov14    Mar05 - Nov12     Mar05 - Jun11    Mar05 - May10

        LIBOR_1MO             2.59              2.59             2.59             2.59              2.59             2.59
        LIBOR_6MO          3.02625           3.02625          3.02625          3.02625           3.02625          3.02625
        LIBOR_1YR           3.3475            3.3475           3.3475           3.3475            3.3475           3.3475
          MTA_1YR            2.022             2.022            2.022            2.022             2.022            2.022
          COFI_11            2.118             2.118            2.118            2.118             2.118            2.118
          CMT_1YR                3                 3                3                3                 3                3



   Price           40 CPR, Calls      50 CPR, Calls
                      (Y,Y,Y)            (Y,Y,Y)
         99-29.00            3.058             3.078              Yield
         99-29.00               45                47             Spread
         99-30.00            3.038             3.052              Yield
         99-30.00               43                44             Spread
         99-31.00            3.018             3.025              Yield
         99-31.00               41                42             Spread
        100-00.00            2.999             2.999              Yield
        100-00.00               39                39             Spread
        100-01.00            2.979             2.972              Yield
        100-01.00               37                36             Spread
        100-02.00            2.959             2.945              Yield
        100-02.00               35                34             Spread
        100-03.00            2.939             2.919              Yield
        100-03.00               33                31             Spread

              WAL            1.641             1.208
         Mod Durn            1.577             1.174
 Principal Window    Mar05 - Aug09     Mar05 - Jun08

        LIBOR_1MO             2.59              2.59
        LIBOR_6MO          3.02625           3.02625
        LIBOR_1YR           3.3475            3.3475
          MTA_1YR            2.022             2.022
          COFI_11            2.118             2.118
          CMT_1YR                3                 3




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.